UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 11, 2010

FRESHWATER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-140595
(Commission File Number)

98-0508360
(IRS Employer Identification No.)

30 Denver Crescent, Suite 200, Toronto, Ontario, Canada  M2J 1G8
(Address of principal executive offices and Zip Code)

(416) 490-0254
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 11, 2010, Freshwater Technologies, Inc. entered into a consulting service agreement with Michael Borrelli for a period of twelve (12) months. Pursuant to the terms of the consulting service agreement, Mr. Borrelli will be granted six million (6,000,000) shares of our common stock. We will be responsible for all reasonable costs and necessary expenses incurred by the consultant.

Mr. Borrelli shall provide the following services:

·	assess our current supplier systems to determine present and future compatibility with corporate growth and expansion;

·	consult with all of our distributors and agents to determine a policy and procedures manual;

·
consult with our officers to determine the required management information system, data that can be reported on a monthly basis using digital information technology to ensure that senior management has on line access to information that is accurate and current; and

·	consult with our suppliers and manufacturing partners, distributors and agents to provide advice and managerial system solutions.

The consulting service agreement may be terminated by either party with thirty (30) days notice.

There are no family relationships between any of our officers or directors and the consultant.

On February 22, 2010, we entered into a consulting service agreement with Nand Shankar for a period of twelve (12) months. Pursuant to the terms of the consulting service agreement, Mr. Shankar will be granted four million (4,000,000) shares of our common stock. We will be responsible for all reasonable costs and necessary expenses incurred by the consultant.

Mr. Shankar shall provide the following services:

·	assess and report on potential international distribution sourcing for the private label versions of FW water activation;

·	investigate and make recommendations on multi barrier systems that combine a number of different treatment technologies that eliminate or modify contaminants;

·	review distribution availability of potential drinking water products and services that we have requested the consultant to investigate; and

·
work closely with our directors and officers in negotiating a distribution agreement with a selected manufacturer(s) and work to ensure effective integration of new technologies with existing company products, distribution and administrative policies and procedures.

The consulting service agreement may be terminated by either party with thirty (30) days notice.

There are no family relationships between any of our officers or directors and the consultant.

On February 22, 2010, we entered into a consulting service agreement with Marina Ricci for a period of twelve (12) months. Pursuant to the terms of the consulting service agreement, Ms. Ricci will be granted three million (3,000,000) shares of our common stock. We will be responsible for all reasonable costs and necessary expenses incurred by Consultant.

Ms. Ricci shall provide the following services:

·	assess our current web site design and provide a report along with recommended action on the format, design, content;

·
recommend additional marketing communication tools that will improve public knowledge and understanding of our Activator’s unique capabilities, stressing the environmentally friendly nature of FW activation, and our potable water products;

·	assess and report the benefits of an electronic newsletter which would be posted on the company’s website to establish a more personal style of communication;

·
recommend webmaster services for the company’s website www.freshwatertechnologies.ca by selecting technical information on our products and services, selecting photos, diagrams, actual client installations, research reports and an investor page to provide investors with up-to-date information on our progress; and

·	be responsible for the design, content and method of providing specific and detailed technical information on FW water activation for use by distributors and agents.

The consulting service agreement may be terminated by either party with thirty (30) days notice.

There are no family relationships between any of our officers or directors and the consultant.

On June 7, 2010, we entered into a consulting service agreement with Graham Linttell for a period of six (6) months. Pursuant to the terms of the consulting service agreement, Mr. Linttell will be granted five million (5,000,000) shares of our common stock. We will be responsible for all reasonable costs and necessary expenses incurred by the consultant.

Mr. Linttell shall provide the following services:

·	provide technical advisory services related to products and technology specifically related to the provision of environmentally friendly safe drinking water;

·
investigate the benefits and limitations of all available chemically free drinking water treatment technologies including ultra violet, ozonation, reverse osmosis, carbon filtration, micro and ultra filtration and provide a summary of the advantages of each technology for our review;

·	investigate and report on multi barrier systems that combine a number of different treat technologies to eliminate or modify contaminants;

·	review distribution availability of potential drinking water products and services that we have requested the consultant to investigate; and

·
work closely with our directors and officers in negotiating a distribution agreement with a selected manufacturer(s) and work to ensure effective integration of new technologies with our existing products, distribution and administrative policies and procedures.

The consulting service agreement may be terminated by either party with thirty (30) days notice.

There are no family relationships between any of our officers or directors and the consultant.

On October 7, 2010, we entered into an Extension Agreement to the Consulting Service Agreement with Graham Linttell dated June 7, 2010, whereby we agreed to extend all of the terms and conditions of the original agreement by an additional six month to June 6, 2010.

As a consideration for the consultant’s performance, Mr. Linttell will be granted five million (5,000,000) shares of our common stock pursuant to our 2010 Non-Qualified Stock Plan and registration Statement on Form S-8.

Item 9.01   Financial Statements and Exhibits.

10.1	Consulting Service Agreement with Michael Borrelli dated January 11, 2010*
10.2	Consulting Service Agreement with Nand Shankar dated February 22, 2010*
10.3	Consulting Service Agreement with Marina Ricci dated February 22, 2010*
10.4	Consulting Service Agreement with Graham Linttell dated June 7, 2010*
10.5	Extension Agreement dated October 7, 2010 to Consulting Service Agreement dated June 7, 2010 with Graham Linttell*
 *filed herewith
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2010	FRESHWATER TECHNOLOGIES, INC.

By: /s/ Max Weissengruber
Max Weissengruber
President, CEO and Director

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